CAPITAL AND FINANCIAL RISK MANAGEMENT (Schedule of Maximum Credit Exposure of Financial Assets) (Details) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Disclosure of detailed information about financial instruments [abstract]
Third party trade receivables	$ 12,620	$ 13,290
Finance lease income receivable	170	293
Cash and cash equivalents	6,578	25,910
Total maximum credit exposure	$ 19,368	$ 39,493